UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 4, 2013

FleetCor Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia		30092
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770) 449-0479

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Extension of Securitization Facility

On February 4, 2013, certain subsidiaries of FleetCor Technologies, Inc. (the "Company") entered into an eighth amendment (the "Amendment") to its fourth amended and restated receivables purchase agreement among FleetCor Funding LLC, as seller, FleetCor Technologies Operating Company, LLC, as servicer, PNC Bank, National Association, as administrator, and the various purchaser agents, conduit purchasers and related committed purchasers parties thereto, which was amended and restated for the fourth time as of October 29, 2007 (the "Securitization Facility"). The Amendment extends the facility termination date until February 3, 2014. The current purchase limit under the Securitization Facility remains $500 million. As a result of the Amendment, the purchasers under the Securitization Facility are contractually committed to purchase up to $500 million of receivables on a revolving basis through February 3, 2014.

Except for the Securitization Facility and the Amendment, the Company and its affiliates do not have any material relationship with the parties to such agreements, except for PNC Bank, National Association, with which the Company has a commercial banking relationship, Wells Fargo Bank, National Association, with which the Company has a commercial banking relationship and Credit Agricole, with which the Company has a commercial banking relationship.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
10.1 Eighth Amendment to the Fourth Amended and Restated Receivables Purchase Agreement, dated February 4, 2013, among FleetCor Funding LLC, FleetCor Technologies Operating Company, LLC, the various purchaser agents, conduit purchasers and related committed purchasers listed on the signature pages thereto, and PNC Bank, National Association, as administrator.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

February 5, 2013	By:	Eric R. Dey

Name: Eric R. Dey
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Eighth Amendment to the Fourth Amended and Restated Receivables Purchase Agreement, dated February 4, 2013, among FleetCor Funding LLC, FleetCor Technologies Operating Company, LLC, the various purchaser agents, conduit purchasers and related committed purchasers listed on the signature pages thereto, and PNC Bank, National Association, as administrator.